Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
4th Quarter Ended December 31, 2016

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Giuseppe Montefinese    Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0690
Email: Giuseppe.Montefinese@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed acquisition; the inability to obtain Allied World’s or Fairfax’s shareholder approval or the failure to satisfy other conditions to completion of the proposed acquisition, including receipt of regulatory approvals; risks that the proposed acquisition disrupts our current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the proposed acquisition; the amount of the costs, fees, expenses and charges related to the proposed acquisition; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 29 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended				Year Ended
	December 31,		$	%	December 31,		$	%
	2016	2015	Difference	Difference	2016	2015	Difference	Difference
HIGHLIGHTS
Gross premiums written	$671,703	$632,357	$39,346	6.2%	$3,065,766	$3,093,003	$(27,237)	(0.9)%
Net premiums written	445,328	464,818	(19,490)	(4.2)%	2,255,836	2,448,007	(192,171)	(7.9)%
Net premiums earned	576,979	622,809	(45,830)	(7.4)%	2,344,120	2,488,386	(144,266)	(5.8)%
Underwriting income	1,053	19,090	(18,037)	(94.5)%	91,062	120,372	(29,310)	(24.3)%
Net (loss) income	(40,877)	1,707	(42,584)	n/m	255,244	83,891	171,353	204.3%
Operating income	42,438	43,012	(574)	(1.3)%	239,352	211,967	27,385	12.9%
Total shareholders' equity	3,551,884	3,532,542	19,342	0.5%	3,551,884	3,532,542	19,342	0.5%
Cash flows (used in) provided by operating activities	(220,466)	(78,648)	(141,818)	(180.3)%	399,197	512,738	(113,541)	(22.1)%

PER SHARE AND SHARE DATA
Diluted (loss) earnings per share
Net (loss) income	$(0.46)*	$0.02	$(0.48)	n/m	$2.84	$0.89	$1.95	219.1%
Operating income	$0.48	$0.47	$0.01	2.1%	$2.67	$2.25	$0.42	18.7%

Basic book value per share	$40.78	$38.84	$1.94	5.0%	$40.78	$38.84	$1.94	5.0%
Diluted book value per share	$39.52	$37.78	$1.74	4.6%	$39.52	$37.78	$1.74	4.6%
Diluted tangible book value per share	$34.01	$32.38	$1.63	5.0%	$34.01	$32.38	$1.63	5.0%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net (loss) income	(4.6)%	0.2%		(4.8) pts	7.2%	2.3%		4.9 pts
Annualized ROAE, operating income	4.7%	4.8%		(0.1) pts	6.7%	5.8%		0.9 pts
Annualized return on average tangible equity (ROATE), net (loss) income	(5.3)%	0.2%		(5.5) pts	8.4%	2.6%		5.8 pts
Annualized ROATE, operating income	5.5%	5.6%		(0.1) pts	7.8%	6.5%		1.3 pts
Financial statement portfolio return	(0.5)%	0.1%		(0.6) pts	2.5%	0.6%		1.9 pts

GAAP Ratios
Loss and loss expense ratio	67.2%	66.3%		(0.9) pts	64.1%	63.7%		(0.4) pts
Acquisition cost ratio	14.2%	15.4%		1.2 pts	14.5%	15.1%		0.6 pts
General and administrative expense ratio	18.4%	15.3%		(3.1) pts	17.6%	16.3%		(1.3) pts
Expense ratio	32.6%	30.7%		(1.9) pts	32.1%	31.4%		(0.7) pts
Combined ratio	99.8%	97.0%		(2.8) pts	96.2%	95.1%		(1.1) pts

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended December 31, 2016.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2016	2016	2016	2016	2015	2016	2015
Revenues
Gross premiums written	$671,703	$730,224	$800,294	$863,545	$632,357	$3,065,766	$3,093,003
Net premiums written	$445,328	$528,325	$578,137	$704,046	$464,818	$2,255,836	$2,448,007

Net premiums earned	$576,979	$584,051	$602,968	$580,122	$622,809	$2,344,120	$2,488,386
Net investment income	58,131	50,564	55,839	53,253	49,099	217,786	182,077
Net realized investment (losses) gains	(101,946)	10,663	74,493	18,858	(38,849)	2,068	(127,632)
Other income	4,818	1,878	5,177	565	982	12,438	3,495
Total revenues	$537,982	$647,156	$738,477	$652,798	$634,041	$2,576,412	$2,546,326

Expenses
Net losses and loss expenses	$387,774	$376,262	$365,443	$372,366	$412,756	$1,501,844	$1,586,334
Acquisition costs	82,018	82,033	87,403	88,308	95,938	339,762	375,356
General and administrative expenses	106,134	104,236	104,729	96,352	95,025	411,452	406,324
Other expense	1,789	2,192	1,682	1,134	1,907	6,797	6,210
Amortization and impairment of intangible assets	3,222	2,501	2,501	2,500	3,668	10,724	9,759
Interest expense	10,444	13,462	19,879	19,949	18,126	63,734	61,398
Foreign exchange loss (gain)	801	1,007	(2,887)	(3,011)	920	(4,090)	11,289
Total expenses	$592,182	$581,693	$578,750	$577,598	$628,340	$2,330,223	$2,456,670

(Losses) income before income taxes	$(54,200)	$65,463	$159,727	$75,200	$5,701	$246,189	$89,656
Income tax (benefit) expense	(13,323)	(3,150)	6,317	1,101	3,994	(9,055)	5,765
Net (loss) income	$(40,877)	$68,613	$153,410	$74,099	$1,707	$255,244	$83,891

GAAP Ratios
Loss and loss expense ratio	67.2%	64.4%	60.6%	64.2%	66.3%	64.1%	63.7%
Acquisition cost ratio	14.2%	14.0%	14.5%	15.2%	15.4%	14.5%	15.1%
General and administrative expense ratio	18.4%	17.8%	17.4%	16.6%	15.3%	17.6%	16.3%
Expense ratio	32.6%	31.8%	31.9%	31.8%	30.7%	32.1%	31.4%
Combined ratio	99.8%	96.2%	92.5%	96.0%	97.0%	96.2%	95.1%

Per Share Data
Diluted (loss) earnings per share
Net (loss) income	$(0.46)*	$0.77	$1.70	$0.81	$0.02	$2.84	$0.89
Operating income	$0.48	$0.62	$0.91	$0.65	$0.47	$2.67	$2.25

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended December 31, 2016.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	December 31, 2016	December 31, 2015
ASSETS
Fixed maturity investments trading, at fair value	$6,737,719	$7,201,538
Equity securities trading, at fair value	243,905	403,022
Other invested assets	960,678	966,709
Total investments	7,942,302	8,571,269
Cash and cash equivalents	720,946	607,983
Restricted cash	76,485	60,629
Insurance balances receivable	783,958	745,888
Funds held	466,821	640,819
Prepaid reinsurance	486,375	392,265
Reinsurance recoverable	1,624,968	1,479,959
Reinsurance recoverable on paid losses	104,362	96,437
Accrued investment income	35,994	38,304
Net deferred acquisition costs	121,077	165,206
Goodwill	389,693	388,127
Intangible assets	104,745	116,623
Balances receivable on sale of investments	114,660	36,889
Net deferred tax assets	38,726	24,401
Other assets	167,921	147,149
TOTAL ASSETS	$13,179,033	$13,511,948

LIABILITIES
Reserve for losses and loss expenses	$6,639,241	$6,456,156
Unearned premiums	1,688,146	1,683,274
Reinsurance balances payable	223,323	214,369
Balances due on purchases of investments	79,650	125,126
Senior notes	794,172	1,292,907
Other long-term debt	21,970	23,033
Accounts payable and accrued liabilities	180,647	184,541
TOTAL LIABILITIES	$9,627,149	$9,979,406

SHAREHOLDERS' EQUITY
Common shares: 2016 and 2015: par value CHF 4.10 per share (2016: 93,586,418; 2015: 95,523,230 shares issued and 2016: 87,098,120; 2015: 90,959,635 shares outstanding)	$378,840	$386,702
Treasury shares, at cost (2016: 6,488,298; 2015: 4,563,595)	(233,791)	(155,072)
Accumulated other comprehensive loss	(11,556)	(9,297)
Retained earnings	3,418,391	3,310,209
TOTAL SHAREHOLDERS' EQUITY	$3,551,884	$3,532,542
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$13,179,033	$13,511,948

Basic book value per share	$40.78	$38.84
Diluted book value per share	$39.52	$37.78
Diluted tangible book value per share	$34.01	$32.38

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2016	2016	2016	2016	2015	2016	2015
CASH FLOWS (USED IN) PROVIDED BY OPERATING ACTIVITIES:
Net (loss) income	$(40,921)	$68,656	$153,410	$74,099	$1,708	$255,244	$83,892
Adjustments to reconcile net (loss) income to cash
provided by operating activities:
Net realized (gains) losses on sales of investments	(361)	(6,492)	(19,174)	(12,025)	(32,710)	(38,052)	(73,895)
Mark to market adjustments	103,857	(1,816)	(62,210)	(27,088)	77,340	12,743	189,761
Stock compensation expense	2,980	4,785	4,757	3,881	3,949	16,403	15,754
Undistributed income of equity method investments	8,318	7,045	5,993	9,207	3,365	30,563	22,609
Changes in:
Reserve for losses and loss expenses, net of reinsurance recoverables	(100,864)	8,725	43,293	86,922	(12,907)	38,076	175,928
Unearned premiums, net of prepaid reinsurance	(134,738)	(55,494)	(24,538)	125,533	(157,271)	(89,237)	(43,891)
Insurance balances receivable	109,342	67,679	(76,919)	(139,527)	160,141	(39,425)	36,966
Reinsurance recoverables on paid losses	24,699	(55,252)	8,853	13,775	20,673	(7,925)	(10,362)
Funds held	(202,895)	15,210	74,020	287,663	(197,149)	173,998	83,202
Reinsurance balances payable	(35,121)	30,751	6,060	7,264	(45,917)	8,954	(5,563)
Net deferred acquisition costs	36,643	11,198	17,960	(21,672)	27,913	44,129	17,012
Net deferred tax assets	(12,445)	(5,073)	3,764	(571)	7,399	(14,325)	(2,742)
Accounts payable and accrued liabilities	23,314	19,722	2,220	(50,128)	28,914	(4,872)	(10,132)
Other items, net	(2,274)	9,990	15,131	(9,924)	35,904	12,923	34,199
Net cash (used in) provided by operating activities	(220,466)	119,634	152,620	347,409	(78,648)	399,197	512,738

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net sales (purchases) of investments	169,636	635,425	(236,688)	(84,779)	(475,234)	483,594	(499,699)
Purchases of fixed assets	(330)	(1,219)	(1,351)	(560)	(8,041)	(3,460)	(31,839)
Change in restricted cash	22,366	(20,641)	9,216	(26,797)	99,234	(15,856)	20,342
Net cash paid for acquisitions	—	—	(1,244)	—	17,083	(1,244)	(124,420)
Net cash provided by (used in) investing activities	191,672	613,565	(230,067)	(112,136)	(366,958)	463,034	(635,616)

CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES:
Dividends paid	(22,601)	(22,649)	(22,839)	(23,359)	(47,287)	(91,448)	(114,071)
Proceeds from the exercise of stock options	2,605	4,543	2,757	358	954	10,263	10,138
Share repurchases	(543)	(26,231)	(89,491)	(50,000)	—	(166,265)	(246,443)
(Repayment) proceeds from senior notes	—	(500,000)	—	—	496,705	(500,000)	496,705
(Repayment) proceeds from other long-term debt	(149)	(1)	(75)	(76)	(72)	(301)	3,777
Net cash (used in) provided by financing activities	(20,688)	(544,338)	(109,648)	(73,077)	450,300	(747,751)	150,106

Effect of exchange rate changes on foreign currency cash	(3,410)	474	(433)	1,852	(521)	(1,517)	(8,584)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(52,892)	189,335	(187,528)	164,048	4,173	112,963	18,644
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	773,838	584,503	772,031	607,983	603,810	607,983	589,339
CASH AND CASH EQUIVALENTS, END OF PERIOD	$720,946	$773,838	$584,503	$772,031	$607,983	$720,946	$607,983

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended December 31, 2016

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$502,205	$135,701	$33,797	$671,703
Net premiums written	$318,476	$100,385	$26,467	$445,328
Net premiums earned	$308,121	$92,706	$176,152	$576,979
Total revenues	$308,121	$92,706	$176,152	$576,979

Expenses
Net losses and loss expenses	$(220,146)	$(66,054)	$(101,574)	$(387,774)
Acquisition costs	(29,214)	(15,827)	(36,977)	(82,018)
General and administrative expenses	(59,182)	(30,478)	(16,474)	(106,134)
Total expenses	$(308,542)	$(112,359)	$(155,025)	$(575,926)

Underwriting (loss) income	$(421)	$(19,653)	$21,127	$1,053

Other insurance-related income	4,163	655	—	4,818
Other insurance-related expenses	(463)	(744)	(582)	(1,789)
Segment income (loss)	$3,279	$(19,742)	$20,545	$4,082

Net investment income				58,131
Net realized investment losses				(101,946)
Amortization and impairment of intangible assets				(3,222)
Interest expense				(10,444)
Foreign exchange loss				(801)
Loss before income taxes				$(54,200)

GAAP Ratios
Loss and loss expense ratio	71.4%	71.3%	57.7%	67.2%
Acquisition cost ratio	9.5%	17.1%	21.0%	14.2%
General and administrative expense ratio	19.2%	32.9%	9.4%	18.4%
Expense ratio	28.7%	50.0%	30.4%	32.6%
Combined ratio	100.1%	121.3%	88.1%	99.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended December 31, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$456,649	$148,127	$27,581	$632,357
Net premiums written	$338,238	$107,875	$18,705	$464,818
Net premiums earned	$327,124	$103,800	$191,885	$622,809
Total revenues	$327,124	$103,800	$191,885	$622,809

Expenses
Net losses and loss expenses	$(254,719)	$(83,112)	$(74,925)	$(412,756)
Acquisition costs	(38,693)	(16,846)	(40,399)	(95,938)
General and administrative expenses	(48,973)	(30,264)	(15,788)	(95,025)
Total expenses	$(342,385)	$(130,222)	$(131,112)	$(603,719)

Underwriting (loss) income	$(15,261)	$(26,422)	$60,773	$19,090

Other insurance-related income	982	—	—	982
Other insurance-related expenses	(587)	(282)	(1,038)	(1,907)
Segment (loss) income	$(14,866)	$(26,704)	$59,735	$18,165

Net investment income				49,099
Net realized investment losses				(38,849)
Amortization and impairment of intangible assets				(3,668)
Interest expense				(18,126)
Foreign exchange loss				(920)
Income before income taxes				$5,701

GAAP Ratios
Loss and loss expense ratio	77.9%	80.1%	39.0%	66.3%
Acquisition cost ratio	11.8%	16.2%	21.1%	15.4%
General and administrative expense ratio	15.0%	29.2%	8.2%	15.3%
Expense ratio	26.8%	45.4%	29.3%	30.7%
Combined ratio	104.7%	125.5%	68.3%	97.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Year Ended December 31, 2016

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,856,298	$503,327	$706,141	$3,065,766
Net premiums written	$1,223,402	$367,513	$664,921	$2,255,836
Net premiums earned	$1,266,863	$377,841	$699,416	$2,344,120
Total revenues	$1,266,863	$377,841	$699,416	$2,344,120

Expenses
Net losses and loss expenses	$(862,247)	$(269,464)	$(370,133)	$(1,501,844)
Acquisition costs	(132,049)	(66,451)	(141,262)	(339,762)
General and administrative expenses	(223,302)	(123,676)	(64,474)	(411,452)
Total expenses	$(1,217,598)	$(459,591)	$(575,869)	$(2,253,058)

Underwriting income (loss)	$49,265	$(81,750)	$123,547	$91,062

Other insurance-related income	6,777	1,396	4,265	12,438
Other insurance-related expenses	(2,339)	(1,077)	(3,381)	(6,797)
Segment income (loss)	$53,703	$(81,431)	$124,431	$96,703

Net investment income				217,786
Net realized investment gains				2,068
Amortization and impairment of intangible assets				(10,724)
Interest expense				(63,734)
Foreign exchange gain				4,090
Income before income taxes				$246,189

GAAP Ratios
Loss and loss expense ratio	68.1%	71.3%	52.9%	64.1%
Acquisition cost ratio	10.4%	17.6%	20.2%	14.5%
General and administrative expense ratio	17.6%	32.7%	9.2%	17.6%
Expense ratio	28.0%	50.3%	29.4%	32.1%
Combined ratio	96.1%	121.6%	82.3%	96.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Year Ended December 31, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,815,285	$476,350	$801,368	$3,093,003
Net premiums written	$1,358,104	$324,105	$765,798	$2,448,007
Net premiums earned	$1,301,356	$366,793	$820,237	$2,488,386
Total revenues	$1,301,356	$366,793	$820,237	$2,488,386

Expenses
Net losses and loss expenses	$(910,193)	$(240,312)	$(435,829)	$(1,586,334)
Acquisition costs	(139,512)	(70,921)	(164,923)	(375,356)
General and administrative expenses	(224,708)	(108,353)	(73,263)	(406,324)
Total expenses	$(1,274,413)	$(419,586)	$(674,015)	$(2,368,014)

Underwriting income (loss)	$26,943	$(52,793)	$146,222	$120,372

Other insurance-related income	3,495	—	—	3,495
Other insurance-related expenses	(2,664)	(2,508)	(1,038)	(6,210)
Segment income (loss)	$27,774	$(55,301)	$145,184	$117,657

Net investment income				182,077
Net realized investment losses				(127,632)
Amortization and impairment of intangible assets				(9,759)
Interest expense				(61,398)
Foreign exchange loss				(11,289)
Income before income taxes				$89,656

GAAP Ratios
Loss and loss expense ratio	69.9%	65.5%	53.1%	63.7%
Acquisition cost ratio	10.7%	19.3%	20.1%	15.1%
General and administrative expense ratio	17.3%	29.5%	8.9%	16.3%
Expense ratio	28.0%	48.8%	29.0%	31.4%
Combined ratio	97.9%	114.3%	82.1%	95.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Year Ended

	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
North American Insurance

Professional liability	$163,859	32.6%	$141,061	30.9%	$485,242	26.1%	$470,950	26.0%
Casualty	145,710	29.0%	130,478	28.6%	582,066	31.4%	600,995	33.0%
Property	59,036	11.8%	66,467	14.6%	251,588	13.6%	286,316	15.8%
Other specialty(1)	57,679	11.5%	42,685	9.3%	196,437	10.6%	139,764	7.7%
Programs	53,847	10.7%	54,231	11.9%	223,137	12.0%	191,590	10.6%
Healthcare(2)	22,074	4.4%	21,727	4.8%	117,828	6.3%	125,670	6.9%
Total	$502,205	100.0%	$456,649	100.0%	$1,856,298	100.0%	$1,815,285	100.0%

Global Markets Insurance
Other specialty(3)	$48,163	35.6%	$45,907	31.0%	$163,892	32.7%	140,877	29.5%
Professional liability	42,511	31.3%	42,438	28.6%	150,712	29.9%	141,403	29.7%
Property	24,214	17.8%	26,065	17.6%	87,829	17.4%	85,057	17.9%
Casualty	20,813	15.3%	33,717	22.8%	100,894	20.0%	109,013	22.9%
Total	$135,701	100.0%	$148,127	100.0%	$503,327	100.0%	$476,350	100.0%

Reinsurance
Property	$16,554	49.0%	$6,145	22.3%	$361,989	51.2%	$421,545	52.6%
Casualty(4)	10,807	32.0%	12,087	43.8%	167,747	23.8%	192,945	24.1%
Specialty	6,436	19.0%	9,349	33.9%	176,405	25.0%	186,878	23.3%
Total	$33,797	100.0%	$27,581	100.0%	$706,141	100.0%	$801,368	100.0%

Consolidated gross premiums written	$671,703		$632,357		$3,065,766		$3,093,003

(1) Includes the construction, environmental, surety and trade credit lines of businesses.
(2) Includes the medical malpractice line of business. The healthcare management liability line of business previously included in the healthcare line of business is included in the professional liability line of business. The comparative period was updated to reflect the current presentation.
(3) Includes the accident and health, aviation, construction, marine and trade credit lines of businesses.
(4) Includes the professional liability reinsurance line of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Year Ended

	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
North American Insurance
Current year - non-catastrophe	$202,719	65.7%	$237,017	72.5%	$872,552	68.9%	$905,715	69.6%
Current year - property catastrophe	18,124	5.9%	—	0.0%	22,707	1.8%	2,750	0.2%
Prior year - increase (decrease)	(697)	(0.2)%	17,702	5.4%	(33,012)	(2.6)%	1,728	0.1%
Net losses and loss expenses	$220,146	71.4%	$254,719	77.9%	$862,247	68.1%	$910,193	69.9%

Global Markets Insurance
Current year - non-catastrophe	$59,540	64.3%	$88,115	84.9%	$269,166	71.2%	$260,861	71.1%
Current year - property catastrophe	10,100	10.9%	—	0.0%	10,100	2.7%	4,250	1.2%
Prior year - increase (decrease)	(3,586)	(3.9)%	(5,003)	(4.8)%	(9,802)	(2.6)%	(24,799)	(6.8)%
Net losses and loss expenses	$66,054	71.3%	$83,112	80.1%	$269,464	71.3%	$240,312	65.5%

Reinsurance
Current year - non-catastrophe	$80,952	46.0%	$75,139	39.1%	$382,694	54.7%	$440,844	53.7%
Current year - property catastrophe	21,688	12.3%	—	0.0%	42,913	6.1%	53,500	6.5%
Prior year - increase (decrease)	(1,066)	(0.6)%	(214)	(0.1)%	(55,474)	(7.9)%	(58,515)	(7.1)%
Net losses and loss expenses	$101,574	57.7%	$74,925	39.0%	$370,133	52.9%	$435,829	53.1%

Consolidated
Current year - non-catastrophe	$343,211	59.4%	$400,271	64.3%	$1,524,412	65.1%	$1,607,420	64.6%
Current year - property catastrophe	49,912	8.7%	—	0.0%	75,720	3.2%	60,500	2.4%
Prior year - increase (decrease)	(5,349)	(0.9)%	12,485	2.0%	(98,288)	(4.2)%	(81,586)	(3.3)%
Net losses and loss expenses	$387,774	67.2%	$412,756	66.3%	$1,501,844	64.1%	$1,586,334	63.7%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended December 31, 2016
(Favorable) Unfavorable Development ($ in millions)	2010 and Prior	2011	2012	2013	2014	2015	Total

North American Insurance
Casualty	$(28.5)	$8.0	$9.0	$20.2	$3.4	$(9.3)	$2.8
Professional liability	0.3	(0.5)	0.0	(1.0)	(1.8)	4.4	1.4
Property	(0.7)	(0.1)	(0.8)	(0.1)	(0.4)	(2.2)	(4.3)
Programs	(0.1)	0.0	(1.2)	(0.3)	(0.9)	(0.4)	(2.9)
Healthcare	0.1	(0.1)	0.0	0.0	0.0	0.0	0.0
Other specialty	0.1	0.1	(0.1)	(0.3)	0.5	2.0	2.3
Total	$(28.8)	$7.4	$6.9	$18.5	$0.8	$(5.5)	$(0.7)

Global Markets Insurance
Casualty	$(6.1)	$0.0	$(0.7)	$(1.6)	$(0.1)	$(0.9)	$(9.4)
Professional liability	3.2	(1.1)	0.1	(0.5)	1.0	3.3	6.0
Property	(0.9)	0.0	(0.3)	(0.1)	0.6	(5.0)	(5.7)
Other specialty	(0.1)	(0.1)	(0.2)	0.0	(1.3)	7.2	5.5
Total	$(3.9)	$(1.2)	$(1.1)	$(2.2)	$0.2	$4.6	$(3.6)

Reinsurance
Property	$(0.3)	$0.1	$(0.2)	$(0.7)	$(1.2)	$(0.6)	$(2.9)
Casualty	(0.5)	(0.9)	(0.5)	1.8	(0.1)	2.3	2.1
Specialty	0.0	0.0	(0.2)	0.4	(1.0)	0.5	(0.3)
Total	$(0.8)	$(0.8)	$(0.9)	$1.5	$(2.3)	$2.2	$(1.1)

Consolidated
North American Insurance	$(28.8)	$7.4	$6.9	$18.5	$0.8	$(5.5)	$(0.7)
Global Markets Insurance	(3.9)	(1.2)	(1.1)	(2.2)	0.2	4.6	(3.6)
Reinsurance	(0.8)	(0.8)	(0.9)	1.5	(2.3)	2.2	(1.1)
Total	$(33.5)	$5.4	$4.9	$17.8	$(1.3)	$1.3	$(5.4)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended December 31, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
Casualty	$(5.8)	$(1.3)	$(0.4)	$2.9	$0.0	$0.0	$(4.6)
Professional liability	2.2	3.5	(6.8)	(1.4)	(0.4)	11.8	8.9
Property	0.3	(0.1)	(0.9)	(1.7)	(1.4)	(3.9)	(7.7)
Programs	(0.4)	0.1	(2.8)	(0.8)	(2.2)	0.3	(5.8)
Healthcare	2.8	(0.4)	0.0	6.9	9.7	8.1	27.1
Other specialty	0.0	0.0	0.0	(0.3)	0.0	0.1	(0.2)
Total	$(0.9)	$1.8	$(10.9)	$5.6	$5.7	$16.4	$17.7

Global Markets Insurance
Casualty	$(1.0)	$(1.0)	$(0.3)	$(0.5)	$(0.9)	$3.3	$(0.4)
Professional liability	(0.5)	(0.5)	(0.7)	(1.9)	(1.7)	0.3	(5.0)
Property	0.0	0.0	0.0	(0.1)	0.0	(0.6)	(0.7)
Other specialty	0.0	0.0	0.1	(0.1)	(1.1)	2.2	1.1
Total	$(1.5)	$(1.5)	$(0.9)	$(2.6)	$(3.7)	$5.2	$(5.0)

Reinsurance
Property	$(0.8)	$(1.3)	$2.0	$(0.6)	$1.6	$(6.9)	$(6.0)
Casualty	12.2	(6.1)	(8.2)	11.5	2.0	(3.9)	7.5
Specialty	(0.2)	0.0	0.0	(1.2)	0.0	(0.3)	(1.7)
Total	$11.2	$(7.4)	$(6.2)	$9.7	$3.6	$(11.1)	$(0.2)

Consolidated
North American Insurance	$(0.9)	$1.8	$(10.9)	$5.6	$5.7	$16.4	$17.7
Global Markets Insurance	(1.5)	(1.5)	(0.9)	(2.6)	(3.7)	5.2	(5.0)
Reinsurance	11.2	(7.4)	(6.2)	9.7	3.6	(11.1)	(0.2)
Total	$8.8	$(7.1)	$(18.0)	$12.7	$5.6	$10.5	$12.5

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT YEAR TO DATE

	Year Ended December 31, 2016
(Favorable) Unfavorable Development ($ in millions)	2010 and Prior	2011	2012	2013	2014	2015	Total

North American Insurance
Casualty	$(59.2)	$7.5	$22.3	$28.6	$9.9	$(9.0)	$0.1
Professional liability	(31.9)	(3.7)	(5.5)	14.1	2.0	4.5	(20.5)
Property	(1.6)	(2.2)	(0.7)	(0.8)	(6.3)	3.7	(7.9)
Programs	1.6	0.9	3.0	(5.2)	(5.5)	(1.1)	(6.3)
Healthcare	0.3	(0.3)	0.0	0.0	0.0	0.0	0.0
Other specialty	0.1	0.1	(0.1)	0.0	0.7	0.8	1.6
Total	$(90.7)	$2.3	$19.0	$36.7	$0.8	$(1.1)	$(33.0)

Global Markets Insurance
Casualty	$(11.8)	$(0.3)	$(2.9)	$(2.3)	$0.1	$1.8	$(15.4)
Professional liability	9.1	(1.4)	(1.1)	(0.4)	1.3	3.7	11.2
Property	(7.8)	0.0	0.7	(0.5)	(3.0)	(2.7)	(13.3)
Other specialty	(0.6)	0.5	(0.2)	(1.5)	9.5	0.0	7.7
Total	$(11.1)	$(1.2)	$(3.5)	$(4.7)	$7.9	$2.8	$(9.8)

Reinsurance
Property	$0.4	$3.7	$(4.9)	$(12.0)	$(11.7)	$(27.2)	$(51.7)
Casualty	(13.0)	(6.1)	7.1	15.6	4.5	(2.5)	5.6
Specialty	(0.8)	(1.4)	(0.2)	2.5	(8.3)	(1.2)	(9.4)
Total	$(13.4)	$(3.8)	$2.0	$6.1	$(15.5)	$(30.9)	$(55.5)

Consolidated
North American Insurance	$(90.7)	$2.3	$19.0	$36.7	$0.8	$(1.1)	$(33.0)
Global Markets Insurance	(11.1)	(1.2)	(3.5)	(4.7)	7.9	2.8	(9.8)
Reinsurance	(13.4)	(3.8)	2.0	6.1	(15.5)	(30.9)	(55.5)
Total	$(115.2)	$(2.7)	$17.5	$38.1	$(6.8)	$(29.2)	$(98.3)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR TO DATE

	Year Ended December 31, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
Casualty	$(22.0)	$(5.8)	$(6.4)	$15.6	$16.5	$2.2	$0.1
Professional liability	10.9	(14.5)	(20.9)	(2.9)	(0.7)	20.6	(7.5)
Property	(1.8)	0.1	(1.2)	(3.6)	(5.5)	(1.8)	(13.8)
Programs	(2.9)	(3.4)	(5.5)	(3.6)	(2.7)	0.0	(18.1)
Healthcare	(1.9)	(0.8)	5.5	14.2	12.8	8.1	37.9
Other specialty	0.0	(0.1)	0.0	0.2	0.0	3.0	3.1
Total	$(17.7)	$(24.5)	$(28.5)	$19.9	$20.4	$32.1	$1.7

Global Markets Insurance
Casualty	$(8.7)	$(4.6)	$0.0	$1.2	$1.4	$2.7	$(8.0)
Professional liability	(1.3)	(6.3)	(2.7)	1.4	(3.2)	0.4	(11.7)
Property	(1.3)	(0.3)	(0.5)	0.2	(4.4)	(5.8)	(12.1)
Other specialty	(0.2)	(0.1)	(0.2)	(0.2)	3.9	3.8	7.0
Total	$(11.5)	$(11.3)	$(3.4)	$2.6	$(2.3)	$1.1	$(24.8)

Reinsurance
Property	$(2.9)	$0.6	$5.2	$(8.9)	$9.5	$(51.9)	$(48.4)
Casualty	(5.1)	(20.4)	(6.9)	18.1	6.8	(1.4)	(8.9)
Specialty	(0.9)	(0.1)	(0.5)	0.0	(1.8)	2.1	(1.2)
Total	$(8.9)	$(19.9)	$(2.2)	$9.2	$14.5	$(51.2)	$(58.5)

Consolidated
North American Insurance	$(17.7)	$(24.5)	$(28.5)	$19.9	$20.4	$32.1	$1.7
Global Markets Insurance	(11.5)	(11.3)	(3.4)	2.6	(2.3)	1.1	(24.8)
Reinsurance	(8.9)	(19.9)	(2.2)	9.2	14.5	(51.2)	(58.5)
Total	$(38.1)	$(55.7)	$(34.1)	$31.7	$32.6	$(18.0)	$(81.6)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	December 31, 2016				December 31, 2015

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$348,089	21.4%	$109,617	A+	$307,865	20.8%	$90,393
Axis Capital	A+	160,433	9.9%	6,980	A+	150,832	10.2%	7,122
Swiss Re	A+	146,700	9.0%	7,746	A+	103,872	7.0%	6,088
Markel	A	102,975	6.3%	25,572	A	90,105	6.1%	25,232
Arch Re	A+	100,527	6.2%	2,966	A+	115,330	7.8%	2,894
RenaissanceRe	A+	88,233	5.4%	—	A+	93,991	6.4%	—
XL Group	A	83,858	5.2%	824	A	87,132	5.9%	794
Odyssey Reinsurance	A	68,782	4.2%	—	A	77,203	5.2%	—
Everest Re	A+	65,785	4.0%	32,422	A+	51,006	3.4%	19,017
Liberty Mutual	A	53,821	3.3%	—	A	43,154	2.9%	—
Top ten reinsurers		1,219,203	74.9%	186,127		1,120,490	75.7%	151,540
Other reinsurers' balances		405,765	25.1%	65,382		359,469	24.3%	27,183
Total reinsurance recoverable		$1,624,968	100.0%	$251,509		$1,479,959	100.0%	$178,723

		Reinsurance				Reinsurance
A.M Best Rating		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$93,089	5.8%	$1,620		$81,374	5.5%	$1,399
A+		977,649	60.2%	159,732		896,981	60.6%	125,514
A		538,186	33.1%	31,940		486,344	32.9%	28,871
A-		3,957	0.2%	—		4,408	0.3%	—
Total "A-" or higher		1,612,881	99.3%	193,292		1,469,107	99.3%	155,784
B++		0	0.0%	—		4	0.0%	—
NR		12,087	0.7%	58,217		10,848	0.7%	22,939
Total reinsurance recoverable		$1,624,968	100.0%	$251,509		$1,479,959	100.0%	$178,723

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

Consolidated Estimated Net Loss as of December 1, 2016
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$399	$446	U.S. Southeast (1)	Hurricane	$369	$407

U.S. total	Earthquake	$402	$503	U.S. Gulf Coast (2)	Hurricane	$202	$368

				U.S. Northeast (3)	Hurricane	$211	$392

				California	Earthquake	$320	$481

PMLs Over the Most Recent Six Quarters as a % of Total Capital

(1) Florida, Georgia, North Carolina and South Carolina.
(2) Alabama, Louisiana, Mississippi and Texas.
(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.
(4) Total capital combines shareholders' equity, other long-term debt and senior notes adjusted for the repayment at maturity of the senior notes in August 2016 with the proceeds from the senior notes issued in October 2015.

Note: We develop the estimates of losses expected from certain catastrophes for our portfolio of (re)insurance contracts using commercially available catastrophe models. The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at December 1, 2016. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of December 31, 2016						As of December 31, 2015

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$797,431	AAA	9.1%	$797,431	$—	$797,431	$668,612
U.S. government securities	1,379,607	AA+	15.8%	1,379,607	—	1,379,607	1,396,411
U.S. government agencies	46,371	AA+	0.5%	46,371	—	46,371	37,637
Non-U.S. government and government agencies	469,889	AA+	5.4%	450,695	19,194	469,889	556,758
State, municipalities and political subdivisions	354,084	AA	4.1%	322,942	31,142	354,084	413,473
Mortgage-backed securities:
Agency MBS	614,534	AA+	7.0%	614,534	—	614,534	751,838
Non-agency RMBS	23,883	BB+	0.3%	13,120	10,763	23,883	34,015
CMBS	598,025	BB	6.8%	253,524	344,501	598,025	582,785
Total mortgage-backed securities	1,236,442		14.1%	881,178	355,264	1,236,442	1,368,638
Corporate securities(1):
Financials	1,032,701	A	11.8%	1,016,296	16,405	1,032,701	1,275,408
Industrials	1,321,309	A-	15.1%	1,200,093	121,216	1,321,309	1,308,093
Utilities	140,008	BBB	1.6%	136,495	3,513	140,008	118,945
Total corporate securities	2,494,018		28.5%	2,352,884	141,134	2,494,018	2,702,446
Asset-backed securities	757,308	AA+	8.7%	722,308	35,000	757,308	726,175
Equities	243,905	N/A	2.8%	—	243,905	243,905	403,022
Other invested assets:
Private equity	559,804	N/A	6.4%	—	559,804	559,804	447,455
Hedge funds	337,979	N/A	3.9%	—	337,979	337,979	378,988
Other private securities	62,895	N/A	0.7%	—	62,895	62,895	126,492
High yield loan fund	—	N/A	0.0%	—	—	—	13,774
Total other invested assets	960,678		11.0%	—	960,678	960,678	966,709
Total investment portfolio	$8,739,733		100.0%	$6,953,416	$1,786,317	$8,739,733	$9,239,881

Annualized book yield, year to date	2.5%						2.1%
Duration(2)	3.0 years						2.6 years
Average credit quality (S&P)	A+						A+

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Year Ended

	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
NET INVESTMENT INCOME
Fixed maturity investments	$47,740	$43,887	$191,041	$164,151
Equity securities	717	1,764	5,110	13,304
Other invested assets: hedge funds and private equity	5,213	3,304	23,353	19,609
Other invested assets: other private securities	7,967	3,951	13,665	2,832
Cash and cash equivalents	883	478	2,887	1,656
Expenses	(4,389)	(4,285)	(18,270)	(19,475)
Net investment income	$58,131	$49,099	$217,786	$182,077

NET REALIZED INVESTMENT (LOSSES) GAINS
Net realized gains (losses) on sale:
Fixed maturity investments	$(25,855)	$10,027	$(7,685)	$15,089
Equity securities	21,983	18,455	24,277	33,371
Other invested assets: hedge funds and private equity	4,042	3,182	21,656	25,468
Derivatives	1,740	5,760	(23,438)	(11,797)
Mark-to-market (losses) gains:
Fixed maturity investments	(125,512)	(83,815)	(17,245)	(126,257)
Equity securities	8,879	16,036	5,815	(41,726)
Other invested assets: hedge funds and private equity	10,223	(4,910)	(5,110)	(18,137)
Derivatives	2,554	(3,584)	3,798	(3,643)
Net realized investment (losses) gains	$(101,946)	$(38,849)	$2,068	$(127,632)

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$(43,815)	$10,250	$219,854	$54,445

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$58,131	$49,099	$217,786	$182,077
Annualized net investment income	232,524	196,396	217,786	182,077
Average aggregate invested assets, at cost	$8,916,696	$8,974,133	$8,842,245	$8,779,559
Annualized investment book yield	2.6%	2.2%	2.5%	2.1%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$(43,815)	$10,250	$219,854	$54,445
Average aggregate invested assets, at fair value	$8,955,222	$9,008,126	$8,963,194	$8,866,179
Financial statement portfolio return	(0.5)%	0.1%	2.5%	0.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Fixed Income and Equity Exposures:

	Carrying Value				Fair Value
Fund Details	December 31, 2016	Unfunded Commitments	Corporate		December 31, 2016	Portfolio Percentage
Private Equity:			JP Morgan Chase & Co		65,445	0.7%
Primary and secondary	$280,978	219,337	Morgan Stanley		51,487	0.6%
Mezzanine debt	204,946	190,841	Wells Fargo & Co		51,411	0.6%
Real estate	68,896	191,636	General Electric Co		35,948	0.4%
Distressed	4,983	3,830	Apple Inc		35,435	0.4%
Total private equity	559,803	605,644	PNC Financial Services Group		35,260	0.4%
Hedge Funds:			US Bancorp		35,180	0.4%
Distressed	175,283	—	Royal Bank of Canada		32,148	0.4%
Relative value credit	84,766	—	Credit Suisse Group AG		31,485	0.4%
Equity long/short	67,942	—	Oracle Corp		29,140	0.3%
Fund of funds	9,989	—
Total hedge funds	337,980	—
Other private securities	62,895	—
Total other invested assets	$960,678	605,644

Fixed Income Credit Quality:	December 31, 2016		December 31, 2015

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,425,978	21.2%	$1,434,049	19.9%
AAA/Aaa	1,345,939	20.0%	1,572,212	21.8%
AA/Aa	1,340,653	19.9%	1,484,109	20.6%
A/A	1,149,510	17.1%	1,083,257	15.0%
BBB/Baa	893,905	13.3%	920,220	12.8%
Total BBB/Baa and above	6,155,985	91.5%	6,493,847	90.1%
BB/Bb	61,487	0.8%	88,708	1.2%
B/B	95,462	1.4%	232,070	3.3%
CCC+ and below	424,785	6.3%	386,913	5.4%
Total	$6,737,719	100.0%	$7,201,538	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share (1)	Book Value	Authorization

Three Months Ended:
March 31, 2015	$50,949	1,271,213	$40.08	$38.63	103.8%
June 30, 2015	194,352	4,776,224	40.69	39.45	103.1%
September 30, 2015	0	0	0.00	38.97	0.0%
December 31, 2015	0	0	0.00	37.90	0.0%
Total - 2015	$245,301	6,047,437	$40.56	$38.03	106.7%

Three Months Ended:
March 31, 2016	$50,000	1,460,888	$34.23	$37.96	90.2%
June 30, 2016	90,022	2,491,355	36.13	38.92	92.8%
September 30, 2016	26,231	716,970	36.59	39.95	91.6%
December 31, 2016	12	300	39.71	39.86	99.6%
Total - 2016	$166,265	4,669,513	$35.61	$38.65	92.1%	$400,402

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of	As of
	December 31, 2016	December 31, 2015

Senior notes	$794,172	$1,292,907
Other long-term debt	21,970	23,033
Shareholders' equity	3,551,884	3,532,542
Total capitalization	$4,368,026	$4,848,482

Leverage Ratios
Debt to total capitalization(1)	18.7%	27.1%*

Net premiums written (trailing 12 months)	$2,255,836	$2,448,007
Net premiums written (trailing 12 months) to shareholders' equity	0.64x	0.69x

Total investments and cash & cash equivalents	$8,739,733	$9,239,881
Total investments and cash & cash equivalents to shareholders' equity	2.46x	2.62x

Reserve for losses and loss expenses	$6,639,241	$6,456,156
Deduct: reinsurance recoverable	(1,624,968)	(1,479,959)
Net reserve for losses and loss expenses	$5,014,273	$4,976,197
Net reserve for losses and loss expenses to shareholders' equity	1.41x	1.41x

* Includes $500 million 4.35% senior notes issued in October 2015, the proceeds of which were used to repay at maturity the $500 million 7.50% senior notes in August 2016.

Fixed Charge Coverage Ratio	Three Months Ended				Year Ended

	December 31,		December 31,		December 31,		December 31,
	2016		2015		2016		2015

Interest expense	$10,444		$18,126		$63,734		$61,398

(Loss) income before income taxes	(54,200)		5,701		246,189		89,656
Interest expense	10,444		18,126		63,734		61,398
(Loss) earnings for calculation of fixed coverage ratio	$(43,756)		$23,827		$309,923		$151,054

Fixed charge coverage ratio	(4.2	)x	1.3	x	4.9	x	2.5	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2016	2016	2016	2016	2015	2016	2015

Net (loss) income	$(40,877)	$68,613	$153,410	$74,099	$1,707	$255,244	$83,891
Add pre-tax effect of:
Net realized investment losses (gains)	101,946	(10,663)	(74,493)	(18,858)	38,849	(2,068)	127,632
Foreign exchange loss (gain)	801	1,007	(2,887)	(3,011)	920	(4,090)	11,289
Income tax (benefit) expense(1)	(19,432)	(3,733)	6,651	6,779	1,536	(9,734)	(10,845)
Operating income	$42,438	$55,224	$82,681	$59,009	$43,012	$239,352	$211,967

Weighted average common shares outstanding
Basic	87,036,339	87,102,290	88,742,484	90,254,512	90,934,107	88,275,810	92,530,208
Diluted	88,780,410*	88,603,101	90,040,509	91,559,225	92,422,422	89,800,894	94,174,460

Basic per share data
Net (loss) income	$(0.47)	$0.79	$1.73	$0.82	$0.02	$2.89	$0.91
Add pre-tax effect of:
Net realized investment losses (gains)	1.17	(0.12)	(0.84)	(0.21)	0.43	(0.02)	1.38
Foreign exchange loss (gain)	0.01	0.01	(0.03)	(0.03)	0.01	(0.05)	0.12
Income tax (benefit) expense(1)	(0.22)	(0.04)	0.07	0.08	0.01	(0.11)	(0.12)
Operating income	$0.49	$0.64	$0.93	$0.66	$0.47	$2.71	$2.29

Diluted per share data
Net (loss) income	$(0.46)*	$0.77	$1.70	$0.81	$0.02	$2.84	$0.89
Add pre-tax effect of:
Net realized investment losses (gains)	1.15	(0.12)	(0.83)	(0.21)	0.42	(0.02)	1.36
Foreign exchange loss (gain)	0.01	0.01	(0.03)	(0.03)	0.01	(0.04)	0.12
Income tax (benefit) expense(1)	(0.22)	(0.04)	0.07	0.08	0.02	(0.11)	(0.12)
Operating income	$0.48	$0.62	$0.91	$0.65	$0.47	$2.67	$2.25

(1) Represents the tax expense or benefit associated with the specific country to which the pre-tax adjustment related to.

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended December 31, 2016.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2016	2016	2016	2016	2015	2016	2015

Opening shareholders' equity	$3,615,869	$3,584,452	$3,535,463	$3,532,542	$3,555,405	$3,532,542	$3,778,291
Add: accumulated other comprehensive loss	5,421	6,024	6,168	9,297	4,265	9,297	—
Adjusted opening shareholders' equity	$3,621,290	$3,590,476	$3,541,631	$3,541,839	$3,559,670	$3,541,839	$3,778,291
Adjusted opening tangible shareholders' equity(1)	3,117,422	3,084,360	3,036,217	3,037,089	3,074,277	3,037,089	3,453,735

Closing shareholders' equity	$3,551,884	$3,615,869	$3,584,452	$3,535,463	$3,532,542	$3,551,884	$3,532,542
Add: accumulated other comprehensive loss	11,556	5,421	6,024	6,168	9,297	11,556	9,297
Adjusted closing shareholders' equity	$3,563,440	$3,621,290	$3,590,476	$3,541,631	$3,541,839	$3,563,440	$3,541,839
Adjusted closing tangible shareholders' equity(1)	3,069,002	3,117,422	3,084,360	3,036,217	$3,037,089	3,069,002	$3,037,089

Average adjusted shareholders' equity	$3,592,365	$3,605,883	$3,566,054	$3,541,735	$3,550,755	$3,552,640	$3,660,065
Average adjusted tangible shareholders' equity	3,093,212	3,100,891	3,060,289	3,036,653	3,055,683	3,053,046	3,245,412

Net (loss) income available to shareholders	$(40,877)	$68,613	$153,410	$74,099	$1,707	$255,244	$83,891

Annualized net (loss) income available to shareholders	$(163,508)	$274,452	$613,640	$296,396	$6,828	$255,244	$83,891

Annualized return on average shareholders' equity - net (loss) income available to shareholders	(4.6)%	7.6%	17.2%	8.4%	0.2%	7.2%	2.3%
Annualized return on average tangible shareholders' equity - net (loss) income available to shareholders	(5.3)%	8.9%	20.1%	9.8%	0.2%	8.4%	2.6%

Operating income available to shareholders	$42,438	$55,224	$82,681	$59,009	$43,012	$239,352	$211,967

Annualized operating income available to shareholders	$169,752	$220,896	$330,724	$236,036	$172,048	$239,352	$211,967

Annualized return on average shareholders' equity - operating income available to shareholders	4.7%	6.1%	9.3%	6.7%	4.8%	6.7%	5.8%
Annualized return on average tangible shareholders' equity - operating income available to shareholders	5.5%	7.1%	10.8%	7.8%	5.6%	7.8%	6.5%

(1) Represents adjusted shareholders' equity less goodwill and intangible assets for each period presented.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of	As of	As of
	December 31,	September 30,	December 31,
	2016	2016	2015

Price per share at period end	$53.71	$40.42	$37.19

Total shareholders' equity	$3,551,884	$3,615,869	$3,532,542
Deduct:
Goodwill	389,693	392,768	388,127
Intangible assets	104,745	111,100	116,623
Total tangible shareholders' equity	$3,057,446	$3,112,001	$3,027,792

Basic common shares outstanding	87,098,120	86,974,284	90,959,635

Add: unvested restricted stock units	1,133,929	1,194,576	819,309

Add: performance based equity awards	583,441	588,537	591,683

Add: employee share purchase plan	37,616	38,404	53,514

Add: dilutive stock options outstanding	1,525,743	1,652,847	1,968,607
Weighted average exercise price per share	$17.36	$17.14	$16.87
Deduct: stock options bought back via treasury method	(493,146)	(700,903)	(892,993)

Common shares and common share equivalents outstanding	89,885,703	89,747,745	93,499,755

Basic book value per common share	$40.78	$41.57	$38.84
Year-to-date percentage change in basic book value per common share	5.0%	7.0%

Diluted book value per common share	$39.52	$40.29	$37.78
Year-to-date percentage change in diluted book value per common share	4.6%	6.6%

Basic tangible book value per common share	$35.10	$35.78	$33.29
Year-to-date percentage change in basic tangible book value per common share	5.4%	7.5%

Diluted tangible book value per common share	$34.01	$34.67	$32.38
Year-to-date percentage change in diluted tangible book value per common share	5.0%	7.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 26 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE") AND AVERAGE TANGIBLE SHAREHOLDERS' EQUITY ("ROATE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments and currency translation adjustment gains (losses). Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. These gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The ROATE is the same calculation but reduces shareholders' equity for goodwill and intangible assets. The company presents ROAE and ROATE as measures that are commonly recognized as standards of performance by investors, analysts, rating agencies and other users of its financial information. See page 27 for the reconciliation of average shareholders’ equity and average tangible shareholders equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY AND AVERAGE TANGIBLE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments or currency translation adjustment gains (losses). The ROATE is the same calculation but reduces shareholders' equity for goodwill and intangible assets. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 26 for the reconciliation of net income to operating income and page 27 for the reconciliation of average shareholders’ equity.

TANGIBLE SHAREHOLDERS' EQUITY AND DILUTED BOOK VALUE PER SHARE
The company has included tangible shareholders' equity, which is total shareholders' equity excluding goodwill and intangible assets, because it represents a more liquid measure of the company's net assets than total shareholders' equity. The company also has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 28 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 22 for the calculation of annualized investment book yield.